FIDELITY
CONGRESS STREET
FUND

ANNUAL REPORT
DECEMBER 31, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     8   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            9   A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   12  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  16  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  18  The auditors' opinion.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

Resurgent stock market performance in the fourth quarter helped the Dow Jones Industrial Average post a double-digit return for the fourth year in a row - a first in the Dow's 100-plus year history. Three interest-rate cuts made late in the year by the Federal Reserve Board helped spark the equity rally. Meanwhile, while the majority of bonds posted positive performance, most bond returns for 1998 trailed their gains from 1997.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1998  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONGRESS STREET         24.66%       174.83%       439.07%

S&P 500 (registered trademark)   28.58%       193.90%       479.73%

Growth & Income Funds Average    15.61%       133.95%       332.13%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 768 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1998    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONGRESS STREET           24.66%       22.41%        18.35%

S&P 500                            28.58%       24.06%        19.21%

Growth & Income Funds Average      15.61%       18.35%        15.53%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Congress Street             S&P 500
             00024                       SP001
  1988/12/31      10000.00                    10000.00
  1989/01/31      10651.28                    10732.00
  1989/02/28      10394.99                    10464.77
  1989/03/31      10602.46                    10708.60
  1989/04/30      11249.31                    11264.38
  1989/05/31      11692.00                    11720.59
  1989/06/30      11545.79                    11653.78
  1989/07/31      12765.87                    12706.12
  1989/08/31      12772.61                    12955.15
  1989/09/30      12719.80                    12902.04
  1989/10/31      12722.05                    12602.71
  1989/11/30      13056.84                    12859.81
  1989/12/31      13431.57                    13168.44
  1990/01/31      12370.70                    12284.84
  1990/02/28      12544.82                    12443.31
  1990/03/31      13053.35                    12773.06
  1990/04/30      12837.71                    12453.74
  1990/05/31      14136.13                    13667.97
  1990/06/30      14335.29                    13575.03
  1990/07/31      14383.15                    13531.59
  1990/08/31      13213.45                    12308.34
  1990/09/30      12494.35                    11708.92
  1990/10/31      12587.74                    11658.57
  1990/11/30      13338.36                    12411.72
  1990/12/31      13777.53                    12758.00
  1991/01/31      14211.77                    13314.25
  1991/02/28      15249.13                    14266.22
  1991/03/31      15707.50                    14611.46
  1991/04/30      15686.99                    14646.53
  1991/05/31      16257.54                    15279.26
  1991/06/30      15467.59                    14579.47
  1991/07/31      16219.25                    15258.87
  1991/08/31      16804.96                    15620.51
  1991/09/30      16588.98                    15359.65
  1991/10/31      17017.28                    15565.47
  1991/11/30      16540.17                    14938.18
  1991/12/31      18265.13                    16647.11
  1992/01/31      17839.29                    16337.47
  1992/02/29      17799.68                    16549.86
  1992/03/31      17425.84                    16227.13
  1992/04/30      17731.60                    16704.21
  1992/05/31      17722.93                    16786.06
  1992/06/30      17334.67                    16535.95
  1992/07/31      18103.10                    17212.27
  1992/08/31      17814.00                    16859.42
  1992/09/30      17735.15                    17058.36
  1992/10/31      17641.29                    17118.06
  1992/11/30      18099.34                    17701.79
  1992/12/31      18153.00                    17919.52
  1993/01/31      17920.58                    18070.05
  1993/02/28      18150.46                    18315.80
  1993/03/31      18391.77                    18702.26
  1993/04/30      18154.27                    18249.67
  1993/05/31      18716.91                    18738.76
  1993/06/30      18560.32                    18793.10
  1993/07/31      18302.03                    18717.93
  1993/08/31      18980.51                    19427.34
  1993/09/30      18731.22                    19277.75
  1993/10/31      19398.13                    19676.80
  1993/11/30      19368.57                    19489.87
  1993/12/31      19614.48                    19725.69
  1994/01/31      19879.10                    20396.37
  1994/02/28      19688.78                    19843.63
  1994/03/31      18838.87                    18978.44
  1994/04/30      18846.69                    19221.37
  1994/05/31      19274.25                    19536.60
  1994/06/30      18646.15                    19057.95
  1994/07/31      19383.81                    19683.05
  1994/08/31      20337.89                    20490.06
  1994/09/30      20110.92                    19988.05
  1994/10/31      20645.36                    20437.78
  1994/11/30      20306.22                    19693.44
  1994/12/31      20763.34                    19985.49
  1995/01/31      21361.97                    20503.72
  1995/02/28      22095.87                    21302.75
  1995/03/31      22584.68                    21931.39
  1995/04/30      23420.36                    22577.27
  1995/05/31      24258.71                    23479.68
  1995/06/30      24875.90                    24025.12
  1995/07/31      25480.41                    24821.79
  1995/08/31      25407.22                    24884.09
  1995/09/30      26789.74                    25934.20
  1995/10/31      27125.88                    25841.62
  1995/11/30      28074.67                    26976.06
  1995/12/31      28785.01                    27495.62
  1996/01/31      29978.62                    28431.57
  1996/02/29      30248.59                    28695.13
  1996/03/31      30640.52                    28971.47
  1996/04/30      30998.19                    29398.51
  1996/05/31      32027.35                    30156.69
  1996/06/30      32347.51                    30271.59
  1996/07/31      31112.10                    28934.19
  1996/08/31      31481.48                    29544.41
  1996/09/30      33125.00                    31207.17
  1996/10/31      33361.57                    32067.87
  1996/11/30      35746.62                    34491.88
  1996/12/31      35210.72                    33808.59
  1997/01/31      37102.94                    35920.96
  1997/02/28      37689.46                    36202.58
  1997/03/31      36488.49                    34715.01
  1997/04/30      38003.67                    36787.50
  1997/05/31      39932.20                    39027.12
  1997/06/30      41605.32                    40775.54
  1997/07/31      43837.79                    44020.05
  1997/08/31      40772.54                    41554.04
  1997/09/30      43013.45                    43829.96
  1997/10/31      40377.25                    42366.04
  1997/11/30      42654.74                    44327.16
  1997/12/31      43241.43                    45088.26
  1998/01/31      44354.29                    45586.93
  1998/02/28      46629.64                    48874.66
  1998/03/31      47973.58                    51377.53
  1998/04/30      48186.23                    51894.39
  1998/05/31      46913.17                    51002.33
  1998/06/30      48136.25                    53074.04
  1998/07/31      47920.73                    52508.80
  1998/08/31      42990.78                    44917.08
  1998/09/30      45825.43                    47794.47
  1998/10/31      49026.90                    51682.07
  1998/11/30      52252.63                    54814.52
  1998/12/31      53908.32                    57972.94
IMATRL PRASUN   SHR__CHT 19981231 19990111 113519 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on December 31, 1988. As the chart shows, by December 31, 1998, the value of the investment would have grown to $53,907 - a 439.07% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $57,973 - a 479.73% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

For the first time in its history, the
Dow Jones Industrial Average -
an index of 30 blue-chip stocks -
posted double-digit percentage
gains in four consecutive years,
thanks to an 18.07% increase for
the 12-month period ending
December 31, 1998. In that same
time frame, the Standard & Poor's
500 Index returned 28.58%. The
period began with the U.S.
enjoying low inflation, stable
interest rates and an
unemployment rate at its lowest
peacetime level in 41 years. But
while the equity market continued
its bull-like charge, mounting
doubts lingered in many
investors' minds about the impact of
Asia's economic woes. Those fears
soon became reality. Further
prompted by Russia's currency
devaluation and subsequent loan
defaults, the Dow suffered a
512.61 point free-fall on August
31, a loss that erased all previous
gains for the year to that point.
Faced with global economic
chaos, investors began fleeing the
equity markets in droves, searching
for safer, less volatile havens,
particularly U.S. Treasuries. To
address the lack of confidence in
domestic and global equity markets,
the U.S. Federal Reserve Board
stepped in with three separate 0.25%
interest-rate cuts in the late fall.
Those cuts helped boost confidence
in the U.S. economy, and stocks
began to quickly ascend to their
former lofty levels, culminating in a
new Dow record of 9374.27 on
November 23, 1998.

(photograph of Tim Heffernan)

An interview with Tim Heffernan, Portfolio Manager of Fidelity
Congress Street Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the 12 months that ended December 31, 1998, the fund had a total return of 24.66%, trailing the 28.58% return for the Standard & Poor's 500 Index. The fund outpaced the 15.61% return of the growth & income funds average tracked by Lipper Inc. during the same period.

Q. WHAT FACTORS CAUSED THE FUND TO TRAIL THE INDEX YET BEAT THE LIPPER
AVERAGE?

A. The fund's performance relative to the S&P 500 index was hurt primarily due to its relative underweighting in one of the strongest sectors for the year - technology. Stocks such as Microsoft, Dell, Intel and Cisco, which are not held in the fund, were big contributors to the performance of the index. Of particular interest is the fact that the market continued to reward such a small number of large-cap growth stocks: 15 companies accounted for approximately half the total return of the S&P 500. This very narrow market breadth caused the fund to lag the S&P 500 Index. The fund's strong performance relative to the Lipper growth and income funds average can most likely be attributed to the fund's greater exposure to large-cap stocks and its overweighted position in the health care sector. Specifically, pharmaceutical companies such as Merck and medical device manufacturers like Guidant produced strong results.

Q. WHAT OTHER STOCKS CONTRIBUTED TO THE FUND'S SOLID RETURN?

A. The largest contributor to total return was Guidant, a manufacturer of medical devices used in coronary disease intervention and surgery. The stock surged as analysts upgraded their earnings and price targets, providing a boost to investor confidence and the company's future growth prospects. In addition, the company significantly increased its share of the $1.4- billion-a-year artery-clearing market. United Technologies provided a lift to fund performance as shares of this electrical equipment manufacturer produced solid gains. The company benefited from the overall strength of the technology sector, combined with its steady earnings growth and industry leadership position. Another holding that provided a boost to total return was Anheuser-Busch. The stock rallied almost 40% as the company reported strong sales growth and increased its market share.

Q. WHAT HOLDINGS HURT THE FUND'S PERFORMANCE?

A. Boeing was the largest detractor from total return. Despite a higher number of orders in 1998 than in 1997, net sales numbers were down, which was attributed to selling more slim-bodied aircrafts. The company also was hurt by production problems and a slide in Asian orders, which resulted in missed earnings in all but one of the past four quarterly earnings reports. Union Pacific Resources Group, an oil and gas exploration company, was caught in the general downdraft of energy stocks as oil prices dropped to the lowest levels in over 12 years. Coca-Cola also experienced a rocky year as the stock dropped from a high on July 15 of approximately $90 per share to $67 at the end of the year. The company stumbled as global financial woes took a toll on sales, lowering earnings and analyst expectations.

Q. WHAT'S YOUR OUTLOOK, TIM?

A. Neither the forces of inflation nor deflation prevailed in 1998. In addition, central banks around the world have lowered interest rates in hopes of improving their countries' growth prospects, and the Federal Reserve appears to be highly sensitive to both U.S. and international economic trends. While large-cap stock valuations have returned to their July 1998 peaks, earnings estimates for the fourth quarter of 1998 and into 1999 continue to be trimmed. In addition, excess capacity and ongoing weakness overseas will provide a difficult backdrop in which to produce significant earnings growth in 1999.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


INVESTMENT CHANGES





TOP TEN STOCKS AS OF DECEMBER
31, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

General Electric Co.            7.7                      7.5

Merck & Co., Inc.               6.4                      6.4

United Technologies Corp.       5.8                      5.4

Guidant Corp.                   5.6                      4.3

Johnson & Johnson               5.0                      4.8

American Home Products Corp.    4.8                      5.9

GTE Corp.                       4.6                      4.1

Hewlett-Packard Co.             4.3                      4.2

Coca-Cola Co. (The)             4.3                      6.0

Exxon Corp.                     3.9                      4.9

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

HEALTH                          25.0                     24.1

NONDURABLES                     17.3                     18.2

TECHNOLOGY                      12.7                     11.8

ENERGY                          9.5                      10.6

INDUSTRIAL MACHINERY &          8.3                      8.2
EQUIPMENT


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF DECEMBER 31,1998
Stocks  96.1%
Short-term
investments 3.9%
Row: 1, Col: 1, Value: 3.7
Row: 1, Col: 2, Value: 96.3

AS OF JUNE 30, 1998
Row: 1, Col: 1, Value: 3.9
Row: 1, Col: 2, Value: 96.09999999999999
Stocks  96.3%
Short-term
investments 3.7%



INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 96.1%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 7.0%

Boeing Co.                        40,513                         $ 1,321,737

United Technologies Corp.         56,100                          6,100,875

                                                                  7,422,612

BASIC INDUSTRIES - 5.7%

CHEMICALS & PLASTICS - 0.4%

Eastman Chemical Co.              8,793                           393,487

PAPER & FOREST PRODUCTS - 5.3%

International Paper Co.           65,798                          2,948,573

Union Camp Corp.                  39,900                          2,693,250

                                                                  5,641,823

TOTAL BASIC INDUSTRIES                                            6,035,310

ENERGY - 9.5%

OIL & GAS - 9.5%

Chevron Corp.                     24,800                          2,056,850

Exxon Corp.                       56,035                          4,097,559

Mobil Corp.                       43,625                          3,800,828

Union Pacific Resources           8,181                           74,140
Group, Inc.

                                                                  10,029,377

FINANCE - 0.4%

CREDIT & OTHER FINANCE - 0.4%

Citigroup, Inc.                   7,500                           371,250

HEALTH - 25.0%

DRUGS & PHARMACEUTICALS - 14.4%

American Home Products Corp.      90,009                          5,068,632

Lilly (Eli) & Co.                 18,236                          1,620,725

Merck & Co., Inc.                 45,426                          6,708,852

Pharmacia & Upjohn, Inc.          32,260                          1,826,723

                                                                  15,224,932

MEDICAL EQUIPMENT & SUPPLIES
- 10.6%

Guidant Corp.                     53,902                          5,942,696

Johnson & Johnson                 62,654                          5,255,104

                                                                  11,197,800

TOTAL HEALTH                                                      26,422,732

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.3%

ELECTRICAL EQUIPMENT - 7.7%

General Electric Co.              79,400                         $ 8,103,760

POLLUTION CONTROL - 0.6%

Waste Management, Inc.            14,500                          676,063

TOTAL INDUSTRIAL MACHINERY &                                      8,779,823
EQUIPMENT

MEDIA & LEISURE - 2.9%

PUBLISHING - 2.9%

Knight-Ridder, Inc.               60,000                          3,067,500

NONDURABLES - 17.3%

BEVERAGES - 7.5%

Anheuser-Busch Companies,         51,772                          3,397,538
Inc.

Coca-Cola Co. (The)               67,698                          4,527,304

                                                                  7,924,842

FOODS - 5.5%

Campbell Soup Co.                 58,911                          3,240,105

Heinz (H.J.) Co.                  42,859                          2,426,891

Vlasic Foods International,       5,891                           140,279
Inc. (a)

                                                                  5,807,275

HOUSEHOLD PRODUCTS - 1.3%

Colgate-Palmolive Co.             14,731                          1,368,142

TOBACCO - 3.0%

Philip Morris Companies, Inc.     60,000                          3,210,000

TOTAL NONDURABLES                                                 18,310,259

TECHNOLOGY - 12.7%

COMPUTERS & OFFICE EQUIPMENT
- 7.2%

Hewlett-Packard Co.               67,200                          4,590,600

International Business            16,422                          3,033,965
Machines Corp.

                                                                  7,624,565

ELECTRONICS - 2.9%

Motorola, Inc.                    51,200                          3,126,400

PHOTOGRAPHIC EQUIPMENT - 2.6%

Eastman Kodak Co.                 37,637                          2,709,864

TOTAL TECHNOLOGY                                                  13,460,829

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TRANSPORTATION - 0.4%

RAILROADS - 0.4%

Union Pacific Corp.               9,660                          $ 435,304

UTILITIES - 6.9%

ELECTRIC UTILITY - 2.3%

Consolidated Edison, Inc.         26,264                          1,388,709

Potomac Electric Power Co.        40,000                          1,052,500

                                                                  2,441,209

TELEPHONE SERVICES - 4.6%

GTE Corp.                         71,838                          4,844,575

TOTAL UTILITIES                                                   7,285,784

TOTAL COMMON STOCKS                                               101,620,780
(Cost $14,445,942)

CASH EQUIVALENTS - 3.9%

                                 MATURITY AMOUNT

Investments in repurchase        $ 4,140,168                      4,138,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.72%,
dated 12/31/98 due 1/4/99

TOTAL INVESTMENT IN                                             $ 105,758,780
SECURITIES - 100%
(Cost $18,583,942)


LEGEND
(a) Non-income producing

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $18,583,942. Net unrealized appreciation aggregated $87,174,838, all of which was related to appreciated investment securities.

At December 31, 1998 the fund had a capital loss carryforward of approximately $940,100 of which $939,700, and $400 will expire on December 31, 1999 and 2000, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     DECEMBER 31, 1998

ASSETS

Investment in securities, at              $ 105,758,780
value (including repurchase
agreements of $4,138,000)
(cost $18,583,942) -  See
accompanying schedule

Cash                                       602

Dividends receivable                       166,974

 TOTAL ASSETS                              105,926,356

LIABILITIES

Payable for fund shares         $ 3,257
redeemed

Distributions payable            505,971

Accrued management fee           111,493

Other payables and accrued       47,802
expenses

 TOTAL LIABILITIES                         668,523

NET ASSETS                                $ 105,257,833

Net Assets consist of:

Paid in capital                           $ 19,022,371

Undistributed net investment               724
income

Accumulated undistributed net              (940,100)
realized gain (loss)  on
investments

Net unrealized appreciation                87,174,838
(depreciation) on investments

NET ASSETS, for 280,430                   $ 105,257,833
shares outstanding

NET ASSET VALUE, offering                  $375.34
price and redemption price
per share ($105,257,833
(divided by) 280,430 shares)

STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME                          $ 1,693,513
Dividends

Interest                                    202,424

 TOTAL INCOME                               1,895,937

EXPENSES

Management fee                  $ 429,997

Transfer agent fees              75,407

Accounting fees and expenses     60,686

Non-interested trustees'         979
compensation

Custodian fees and expenses      8,113

Audit                            36,528

Legal                            409

Miscellaneous                    271

 Total expenses before           612,390
reductions

 Expense reductions              (1,047)    611,343

NET INVESTMENT INCOME                       1,284,594

REALIZED AND UNREALIZED GAIN                2,475,195
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                    17,498,938
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             19,974,133

NET INCREASE (DECREASE) IN                 $ 21,258,727
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED DECEMBER 31, 1998  YEAR ENDED DECEMBER 31, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 1,284,594                   $ 1,376,995
income

 Net realized gain (loss)         2,475,195                     15,998,653

 Change in net unrealized         17,498,938                    238,686
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       21,258,727                    17,614,334
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,299,163)                   (1,333,915)
from net investment income

Share transactions

 Reinvestment of distributions    276,827                       281,550

 Cost of shares redeemed          (2,881,579)                   (20,005,272)

 NET INCREASE (DECREASE) IN       (2,604,752)                   (19,723,722)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       17,354,812                    (3,443,303)
IN NET ASSETS

NET ASSETS

 Beginning of period              87,903,021                    91,346,324

 End of period (including        $ 105,257,833                 $ 87,903,021
undistributed net investment
income of $724 and $34,622,
respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of        784                           946
distributions

 Redeemed                         (8,544)                       (75,033)

 Net increase (decrease)          (7,760)                       (74,087)



FINANCIAL HIGHLIGHTS
                                 YEARS ENDED DECEMBER 31,

                                 1998                      1997      1996      1995      1994

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 305.02                  $ 252.14  $ 210.05  $ 155.04  $ 150.47
of period

Income from Investment
Operations

 Net investment income            4.50 B                    4.57 B    4.48      4.45      4.29

 Net realized and unrealized      70.41                     52.81     42.21     55.06     4.38
 gain (loss)

 Total from investment            74.91                     57.38     46.69     59.51     8.67
operations

Less Distributions

 From net investment income       (4.59)                    (4.50)    (4.60)    (4.50)    (4.10)

Net asset value, end of period   $ 375.34                  $ 305.02  $ 252.14  $ 210.05  $ 155.04

TOTAL RETURN A                    24.66%                    22.81%    22.32%    38.63%    5.86%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 105,258                 $ 87,903  $ 91,346  $ 81,831  $ 61,307
(000 omitted)

Ratio of expenses to average      .64%                      .65%      .67%      .67%      .60%
net assets

Ratio of expenses to average      .64%                      .65%      .66% C    .67%      .60%
net assets after expense
reductions

Ratio of net investment           1.34%                     1.59%     1.92%     2.42%     2.82%
income to average net assets

Portfolio turnover rate           0%                        0%        0%        0%        0%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind and capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or short-term gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

Sales of securities, other than short-term securities, aggregated
$2,732,734, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $47,433. For the period, the management fee rate was equivalent to an annual rate of .45% of average net assets after the fee reduction.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out of pocket expenses.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $17 and $1,030, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Congress Street Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Congress Street Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Congress Street Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA
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CALIFORNIA

815 East Birch Street
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251 University Avenue
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1760 Challenge Way
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7676 Hazard Center Drive
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6300 Canoga Avenue
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Denver, CO

CONNECTICUT

48 West Putnam Avenue
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265 Church Street
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300 Atlantic Street
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222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
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4090 N. Ocean Boulevard
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1907 West State Road 434
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8880 Tamiami Trail, North
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GEORGIA

3445 Peachtree Road, N.E.
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1000 Abernathy Road
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HAWAII

700 Bishop Street
Honolulu, HI

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
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1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA


155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
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416 Belmont Street
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MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
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56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

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New York, NY

350 Park Avenue
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NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

2200 West Main Street
Durham, NC

OHIO

600 Vine Street
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28699 Chagrin Boulevard
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OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

CST-ANN-0299  70462
1.540023.101

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH AND INCOME FUNDS
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THE FIDELITY TELEPHONE CONNECTION
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